[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MASSACHUSETTS
                         INVESTORS GROWTH
                         STOCK FUND

                         ANNUAL REPORT O NOVEMBER 30, 1998



--------------------------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 36)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
MFS(R) Prepares for the Year 2000 ......................................... 34
Trustees and Officers ..................................................... 37


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to- date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Christian A. Felipe]
     Christian A. Felipe

For the 12 months ended November 30, 1998, Class A shares of the Fund provided a total return of 30.24%, Class B shares 29.29%, Class C shares 29.27%, and Class I shares 30.56%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 23.52% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT THIS YEAR?

A. Prices in the equity markets were quite extended during the first half of the year. When the Asian and Russian crises worsened, the markets sold off. Then, when the Federal Reserve Board began easing interest rates in the fall, prices rapidly started to rise again.

Q. DO YOU THINK THE RECOVERY WE'VE HAD SINCE OCTOBER HAS BEEN A LITTLE TOO FAST?

A. Yes. The valuations and earnings estimates for many stocks are still quite high, as we've seen in the numerous recent earnings disappointments.
   So, in general, if you just look at the S&P 500, I think the market is overvalued.

Q. HOW ARE YOU MANAGING THE FUND GIVEN THIS WEAK EARNINGS ENVIRONMENT?

A. Mainly we're avoiding companies that we don't think are going to make their earnings estimates and looking for companies that can. For example, we're still finding potentially strong profits in technology, retailing and, recently, cable.

Q. CAN YOU TALK ABOUT SOME THINGS THAT HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE THIS YEAR?

A. In addition to owning shares in several companies that have grown their earnings faster than the market, we've had a lot of takeovers among the Fund's holdings. For example, AMP was taken over by Tyco, Fred Meyer by Kroger, Jacor by Clear Channel Communications, and HBO by McKesson. These takeovers went a long way toward boosting the Fund's performance.

Q. ONE OF YOUR TECHNOLOGY HOLDINGS, ORACLE, HAD A VERY GOOD PROFIT REPORT IN DECEMBER. DO YOU THINK WE'LL SEE SIMILAR REPORTS FROM OTHER TECHNOLOGY COMPANIES?

A. We could. The Internet is changing everything and has given companies like Oracle, Microsoft, Cisco, Sun Microsystems, and Lucent a new lease on life.

Q. EARLIER, YOU MENTIONED CABLE AS A NEW AREA FOR THE FUND. COULD YOU TALK ABOUT THAT?

A. We're focusing on some of the newer aspects of the cable industry that we think will take up more of the consumer's dollar. That means companies supplying the cable infrastructure for Internet access and cable telephony, such as MediaOne and Time Warner. We're also buying companies that supply broadband services to the cable market. These include companies like 3Com for modems, Tellabs for cable telephony, and Amdocs for billing.

Q. WHAT ABOUT FINANCIAL SERVICES, ANOTHER BIG SECTOR FOR THE FUND?

A. Several financial services stocks were hurt by hedge fund liquidations, but most of our holdings, including Morgan Stanley and Associates First Capital, were not. Morgan was the best performer among the major underwriters. The company has good risk-control systems and has remained conservative. Associates First Capital, a consumer finance company, has grown its earnings in excess of 17% every year for over 20 years, and we think the company should have no problem doing it again next year. It recently spun off from the Ford Motor Corp., and we think its recent acquisitions of Avco Financial and SPS Transactions Services could help it grow its earnings over the next three to five years.

Q. DO YOU HAVE MUCH INTERNATIONAL EXPOSURE?

A. We've cut way back there, almost completely eliminating Japan. When the yen started going up, we felt Japanese companies' competitive advantage had deteriorated.

Q. DO YOU SEE PROFITS PICKING UP IN THE NEAR FUTURE?

A. For the market in general, no. For the companies in the Fund, yes. There are still a lot of weak companies out there, and we believe the Fund is positioned to outperform them. We think the companies in the Fund, led by technology, retailing, cable, and financial services, will grow earnings by 15% or 20% next year, which we think will be well ahead of the S&P 500.


/s/ Christian A. Felipe
    Christian A. Felipe
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

CHRISTIAN A. FELIPE IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND, MFS(R) STRATEGIC GROWTH FUND, AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

MR. FELIPE JOINED THE MFS RESEARCH DEPARTMENT IN 1986. HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1988, VICE PRESIDENT -- INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996.

MR. FELIPE IS A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES, AND THE UNIVERSITY OF PENNSYLVANIA WHARTON SCHOOL OF FINANCE AND COMMERCE.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                   SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME
                             RATHER THAN CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:       JANUARY 1, 1935

CLASS INCEPTION:             CLASS A  JANUARY 1, 1935
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS C  NOVEMBER 3, 1997
                             CLASS I  JANUARY 2, 1997

SIZE:                        $4.6 BILLION NET ASSETS AS OF NOVEMBER 30, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 5-year period ended November 30, 1998)

              Massachusetts
             Investors Growth
                Stock Fund            S&P 500        Consumer Price
                -- Class A        Composite Index     Index -- U.S.

11/93            $ 9,426             $10,000             $10,000
11/94              8,955              10,105              10,268
11/95             11,902              13,841              10,531
11/96             14,743              17,698              10,878
11/97             21,070              22,744              11,077
11/98             27,441              28,125              11,262


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 1998)

              Massachusetts
             Investors Growth
                Stock Fund            S&P 500        Consumer Price
                -- Class A        Composite Index     Index -- U.S.

11/88            $ 9,427             $10,000             $10,000
11/90             12,035              12,630              11,122
11/92             19,619              18,007              11,804
11/94             21,142              20,033              12,444
11/96             34,807              35,087              13,184
11/98             64,786              55,760              13,649


AVERAGE ANNUAL TOTAL RETURNS THROUGH NOVEMBER 30, 1998

CLASS A
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +30.24%    +32.11%    +23.83%     +21.26%
--------------------------------------------------------------------------------
SEC Results                          +22.75%    +29.53%    +22.37%     +20.54%
--------------------------------------------------------------------------------

CLASS B
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +29.29%    +31.08%    +22.88%     +20.76%
--------------------------------------------------------------------------------
SEC Results                          +25.29%    +30.50%    +22.70%     +20.76%
--------------------------------------------------------------------------------

CLASS C
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +29.27%    +31.77%    +23.64%     +21.17%
--------------------------------------------------------------------------------
SEC Results                          +28.27%    +31.77%    +23.64%     +21.17%
--------------------------------------------------------------------------------

CLASS I
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +30.56%    +32.31%    +23.94%     +21.31%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average growth fund*                 +14.32%    +18.98%    +17.48%     +16.16%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index+                             +23.52%    +26.66%    +22.98%     +18.75%
--------------------------------------------------------------------------------
Consumer Price Index+#               + 1.67%    + 2.26%    + 2.41%     + 3.16%
--------------------------------------------------------------------------------
+ Source: CDA/Wiesenberger.
* Source: Lipper Analytical Services, Inc.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RESULTS OF SHAREHOLDER MEETING

At a special meeting of shareholders of Massachusetts Investors Growth Stock Fund (the "Fund"), which was held on Wednesday, October 15, 1998, the following items were voted on by shareholders (67% of the shares voting on an item must vote "for" in order for that item to be approved):

Item 1. To approve a new investment advisory agreement between Massachusetts Financial Services and the Fund.

                                             SHARES VOTED           % OF VOTED
         ---------------------------------------------------------------------
         For                               100,900,267.00               77.01%
         Against                            12,684,147.00                9.68%
         Abstain                             6,643,075.00                5.07%
         Broker Non-Vote                    10,801,407.00                8.24%
                                           --------------              ------
         TOTAL                             131,028,896.00              100.00%

Item 2A. To approve the elimination of certain fundamental investment policies as set forth on appendix c to the proxy statement. Eliminate the restriction concerning investment in other investment companies.

                                             SHARES VOTED           % OF VOTED
         ---------------------------------------------------------------------
         For                                99,310,107.00               75.79%
         Against                            13,329,953.00               10.17%
         Abstain                             7,587,429.00                5.79%
         Broker Non-Vote                    10,801,407.00                8.24%
                                           --------------              ------
         TOTAL                             131,028,896.00              100.00%

Item 2B. To approve the elimination of certain fundamental investment policies as set forth on appendix c to the proxy statement. Eliminate the restriction concerning transactions with affiliates.

                                             SHARES VOTED           % OF VOTED
         ---------------------------------------------------------------------
         For                                98,548,278.00               75.21%
         Against                            13,761,820.00               10.50%
         Abstain                             7,917,391.00                6.04%
         Broker Non-Vote                    10,801,407.00                8.24%
                                           --------------              ------
         TOTAL                             131,028,896.00               99.99%

Item 2C. To approve the elimination of certain fundamental investment policies as set forth on appendix c to the proxy statement. Eliminate the restriction concerning purchasing securities on margin.

                                             SHARES VOTED           % OF VOTED
         ---------------------------------------------------------------------
         For                                91,822,478.00               70.08%
         Against                            20,504,845.00               15.65%
         Abstain                             7,900,166.00                6.03%
         Broker Non-Vote                    10,801,407.00                8.24%
                                           --------------              ------
         TOTAL                             131,028,896.00              100.00%

Item 2D. To approve the elimination of certain fundamental investment policies as set forth on appendix c to the proxy statement. Eliminate the restriction concerning short sales.

                                             SHARES VOTED           % OF VOTED
         ---------------------------------------------------------------------
         For                                92,728,044.00               70.77%
         Against                            19,417,094.00               14.82%
         Abstain                             8,082,350.00                6.17%
         Broker Non-Vote                    10,801,408.00                8.24%
                                           --------------              ------
         TOTAL                             131,028,896.00              100.00%

Item 2E. To approve the elimination of certain fundamental investment policies as set forth on appendix c to the proxy statement. Eliminate the restriction concerning certain types of options.

                                             SHARES VOTED           % OF VOTED
         ---------------------------------------------------------------------
         For                                94,166,851.00               71.87%
         Against                            17,396,309.00               13.28%
         Abstain                             8,664,329.00                6.61%
         Broker Non-Vote                    10,801,407.00                8.24%
                                           --------------              ------
         TOTAL                             131,028,896.00              100.00%

Item 2F. To approve the elimination of certain fundamental investment policies as set forth on appendix c to the proxy statement. Eliminate the restriction concerning investment in unseasoned issuers.

                                             SHARES VOTED           % OF VOTED
         ---------------------------------------------------------------------
         For                                93,133,084.00               71.08%
         Against                            18,838,591.00               14.38%
         Abstain                             8,255,814.00                6.30%
         Broker Non-Vote                    10,801,407.00                8.24%
                                           --------------              ------
         TOTAL                             131,028,896.00              100.00%

Item 3.  Ratification of selection of accountants.

                                             SHARES VOTED           % OF VOTED
         ---------------------------------------------------------------------
         For                               121,908,850.00               93.04%
         Against                             3,300,300.00                2.52%
         Abstain                             5,819,746.00                4.44%
                                           --------------              ------
         TOTAL                             131,028,896.00              100.00%

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

         TECHNOLOGY                                  28.5%
         FINANCIAL SERVICES                          15.6%
         RETAILING                                   14.4%
         LEISURE                                     13.9%
         CONGLOMERATES, SPECIAL PRODUCTS/SERVICES     8.3%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  6.0%                              BMC SOFTWARE, INC.  3.3%
Computer software and systems company              Computer software company

ASSOCIATES FIRST CAPITAL CORP.  5.8%               RITE AID CORP.  3.2%
Consumer finance company                           Drug store chain

TYCO INTERNATIONAL LTD.  4.3%                      COMPUTER ASSOCIATES INTERNATIONAL, INC.  3.1%
Security systems, packaging, and electronic        Computer software company
equipment conglomerate
                                                   WAL-MART STORES, INC.  2.8%
CVS CORP.  3.8%                                    Retail chain
Drug store chain
                                                   CISCO SYSTEMS, INC.  2.6%
ORACLE CORP.  3.7%                                 Computer network developer
Database software developer and manufacturer

Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1998

Stocks - 86.2%
--------------------------------------------------------------------------------
ISSUER                                                                 SHARES
--------------------------------------------------------------------------------
U.S. Stocks - 84.4%
  Advertising - 0.1%
    Young & Rubicam, Inc.*                             200,000   $    5,975,000
--------------------------------------------------------------------------------
  Aerospace - 3.5%
    Gulfstream Aerospace Corp.*                      1,525,000   $   78,346,875
    United Technologies Corp.                          795,000       85,214,063
                                                                 --------------
                                                                 $  163,560,938
--------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Firstar Corp.                                      205,200   $   15,030,900
    Fleet Financial Group, Inc.                        125,000        5,210,937
    Mellon Bank Corp.                                   25,000        1,576,563
    State Street Corp.                                 235,000       16,126,875
    Wells Fargo & Co.                                  675,000       24,300,000
                                                                 --------------
                                                                 $   62,245,275
--------------------------------------------------------------------------------
  Business Machines - 2.5%
    Affiliated Computer Services, Inc., "A"*         1,142,100   $   43,756,706
    Sun Microsystems, Inc.*                          1,000,000       74,062,500
                                                                 --------------
                                                                 $  117,819,206
--------------------------------------------------------------------------------
  Business Services - 1.4%
    Ceridian Corp.*                                    200,000   $   13,012,500
    Computer Sciences Corp.                            146,100        8,345,963
    DST Systems, Inc.*                                 525,000       28,415,625
    Fiserv, Inc.*                                      195,000        8,616,562
    Modis Professional Services, Inc.*                 500,000        5,968,750
                                                                 --------------
                                                                 $   64,359,400
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.3%
    Microsoft Corp.*                                 2,000,000   $  244,000,000
--------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    EMC Corp.*                                         395,000   $   28,637,500
--------------------------------------------------------------------------------
  Computer Software - Systems - 12.4%
    BMC Software, Inc.*                              2,600,000   $  132,762,500
    Cadence Design Systems, Inc.*                    2,160,000       60,750,000
    Computer Associates International, Inc.          2,850,000      126,112,500
    Compuware Corp.*                                 1,555,000       96,798,750
    Network Associates, Inc.*                          250,000       12,718,750
    Oracle Corp.*                                    4,315,000      147,788,750
                                                                 --------------
                                                                 $  576,931,250
--------------------------------------------------------------------------------
  Consumer Goods and Services - 4.4%
    Clorox Co.                                         120,000   $   13,327,500
    Dial Corp.                                         300,000        7,875,000
    Service Corp. International                        200,000        7,475,000
    Tyco International Ltd.                          2,650,000      174,403,125
                                                                 --------------
                                                                 $  203,080,625
--------------------------------------------------------------------------------
  Electrical Equipment - 1.5%
    Emerson Electric Co.                               225,000   $   14,625,000
    General Electric Co.                               615,000       55,657,500
                                                                 --------------
                                                                 $   70,282,500
--------------------------------------------------------------------------------
  Electronics - 2.4%
    Altera Corp.*                                      100,000   $    4,906,250
    AMP, Inc.                                          500,000       24,187,500
    Analog Devices, Inc.*                               99,400        2,031,488
    Intel Corp.                                        740,000       79,642,500
                                                                 --------------
                                                                 $  110,767,738
--------------------------------------------------------------------------------
  Entertainment - 7.3%
    CBS Corp.                                        2,300,001   $   68,568,780
    Chancellor Media Corp.*                             75,000        2,826,563
    Citadel Communications Corp.*                      391,700        9,400,800
    Clear Channel Communications, Inc.*                515,000       24,076,250
    Cox Radio, Inc., "A"*                              223,300        8,527,269
    Disney (Walt) Co.                                   50,100        1,612,594
    Fox Entertainment Group, Inc.*                     305,300        7,212,712
    Gemstar International Group Ltd.*                   75,000        4,556,250
    Harrah's Entertainment, Inc.*                    1,525,000       23,732,812
    Jacor Communications, Inc.*                      1,192,525       69,390,048
    MediaOne Group, Inc.*                              550,000       22,275,000
    Mirage Resorts, Inc.*                            1,600,000       23,800,000
    Time Warner, Inc.                                  475,000       50,231,250
    Univision Communications, Inc., "A"*               686,600       19,224,800
    Young Broadcasting, Inc., "A"*                     100,000        3,562,500
                                                                 --------------
                                                                 $  338,997,628
--------------------------------------------------------------------------------
  Financial Institutions - 10.8%
    American Express Co.                               245,000   $   24,515,312
    Associates First Capital Corp., "A"              3,005,100      234,022,162
    CIT Group, Inc., "A"                               233,200        6,544,175
    Federal Home Loan Mortgage Corp.                   525,000       31,762,500
    Federal National Mortgage Assn.                  1,125,000       81,843,750
    Federated Investors, Inc., "A"                     250,000        4,203,125
    Franklin Resources, Inc.                         1,000,000       42,750,000
    Heller Financial, Inc., "A"                         55,000        1,440,313
    Merrill Lynch & Co., Inc.                           45,000        3,375,000
    Morgan Stanley, Dean Witter & Co.                1,000,000       69,750,000
                                                                 --------------
                                                                 $  500,206,337
--------------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    Anheuser Busch Cos., Inc.                          150,520   $    9,125,275
    Hershey Foods Corp.                                 50,000        3,362,500
                                                                 --------------
                                                                 $   12,487,775
--------------------------------------------------------------------------------
  Insurance - 1.2%
    Allstate Corp.                                     765,000   $   31,173,750
    American International Group, Inc.                  65,000        6,110,000
    Lincoln National Corp.                             199,300       16,678,919
    MONY Group, Inc.*                                   19,000          587,812
                                                                 --------------
                                                                 $   54,550,481
--------------------------------------------------------------------------------
  Medical and Health Products - 3.9%
    Abbott Laboratories, Inc.                          235,000   $   11,280,000
    American Home Products Co.                         280,000       14,910,000
    Bristol-Myers Squibb Co.                           265,000       32,479,062
    Johnson & Johnson Co.                               35,000        2,843,750
    McKesson Corp.                                     145,000       10,322,188
    Pfizer, Inc.                                       345,000       38,510,625
    Schering Plough Corp.                              635,000       67,548,125
    Warner-Lambert Co.                                  50,000        3,775,000
                                                                 --------------
                                                                 $  181,668,750
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Guidant Corp.                                       50,000   $    4,290,625
    HBO & Co.                                          350,000        8,728,125
    Health Management Associates, Inc., "A"*           225,000        4,879,688
    HEALTHSOUTH Corp.*                               2,935,000       39,439,062
    Lincare Holdings, Inc.*                             75,000        2,587,500
    United Healthcare Corp.                          1,000,000       45,125,000
                                                                 --------------
                                                                 $  105,050,000
--------------------------------------------------------------------------------
  Oils - 0.4%
    Conoco, Inc., "A"*                                 300,000   $    7,106,250
    Exxon Corp.                                        175,000       13,135,938
                                                                 --------------
                                                                 $   20,242,188
--------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Gannett Co., Inc.                                  725,000   $   46,807,813
    Pulitzer Publishing Co.                             70,000        5,687,500
    Tribune Co.                                         35,000        2,244,375
                                                                 --------------
                                                                 $   54,739,688
--------------------------------------------------------------------------------
  Restaurants and Lodging - 3.0%
    Cendant Corp.*                                   1,600,000   $   30,400,000
    Hilton Hotels Corp.                                575,000       12,506,250
    Marriott International, Inc., "A"                  325,000        9,546,875
    McDonalds Corp.                                    200,000       14,012,500
    Promus Hotel Corp.*                              2,150,000       71,756,250
                                                                 --------------
                                                                 $  138,221,875
--------------------------------------------------------------------------------
  Stores - 11.1%
    CVS Corp.                                        3,080,000   $  152,075,000
    Home Depot, Inc.                                   895,000       44,526,250
    Liz Claiborne, Inc.                                 90,000        3,048,750
    Office Depot, Inc.*                              1,715,000       55,737,500
    Rite Aid Corp.                                   2,810,000      130,313,750
    Staples, Inc.*                                     215,000        7,511,562
    TJX Cos., Inc.                                     300,000        7,687,500
    Wal-Mart Stores, Inc.                            1,490,000      112,215,625
                                                                 --------------
                                                                 $  513,115,937
--------------------------------------------------------------------------------
  Supermarkets - 1.4%
    Kroger Co.*                                        100,000   $    5,306,250
    Meyer (Fred), Inc.*                              1,200,000       61,050,000
                                                                 --------------
                                                                 $   66,356,250
--------------------------------------------------------------------------------
  Telecommunications - 6.1%
    3Com Corp.*                                        175,000   $    6,770,312
    AirTouch Communications, Inc.*                     100,000        5,718,750
    Alltel Corp.                                       135,000        7,155,000
    Amdocs Ltd.*                                       208,700        3,208,763
    Aspect Telecommunications Corp.*                   100,800        1,908,900
    Century Telephone Enterprises, Inc.                175,000        9,975,000
    Cisco Systems, Inc.*                             1,410,000      106,278,750
    Lucent Technologies, Inc.                          260,000       22,376,250
    MCI WorldCom, Inc.*                              1,636,460       96,551,140
    Qwest Communications International, Inc.*          100,000        4,000,000
    Tellabs, Inc.*                                     335,000       18,110,937
    Uniphase Corp.*                                     50,000        2,709,375
                                                                 --------------
                                                                 $  284,763,177
--------------------------------------------------------------------------------
Total U.S. Stocks                                                $3,918,059,518
--------------------------------------------------------------------------------
Foreign Stocks - 1.8%
  France - 0.1%
    Alcatel Alsthom Compagnie (Telecommunications)      44,420   $    5,871,654
--------------------------------------------------------------------------------
  Germany - 0.2%
    Galileo International, Inc.
      (Consumer Goods and Services)                    175,000   $    7,000,000
--------------------------------------------------------------------------------
  Japan - 0.1%
    Canon, Inc. (Special Products and Services)         25,000   $      552,172
    Olympus Optical Co. (Conglomerate)                 148,000        1,620,008
                                                                 --------------
                                                                 $    2,172,180
--------------------------------------------------------------------------------
  Switzerland - 0.3%
    Julius Baer Holdings (Banks and Credit Cos.)         2,350   $    7,620,803
    Nestle S.A. (Food and Beverage Products)             2,900        6,020,474
                                                                 --------------
                                                                 $   13,641,277
--------------------------------------------------------------------------------
  United Kingdom - 1.1%
    British Petroleum PLC, ADR (Oils)                  500,000   $   46,062,500
    Glaxo Wellcome PLC, ADR (Medical and Health
      Products)                                         40,000        2,540,000
    Orange PLC, ADR (Telecommunications)*               10,000          513,750
    Reuters Group PLC, ADR (Business Services)          10,000          575,000
    Sema Group PLC (Computer Software - Systems)       400,000        3,263,439
                                                                 --------------
                                                                 $   52,954,689
--------------------------------------------------------------------------------
Total Foreign Stocks                                             $   81,639,800
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,061,297,649)                   $3,999,699,318
--------------------------------------------------------------------------------
Preferred Stocks - 0.1%
--------------------------------------------------------------------------------
  Insurance - 0.1%
    Lincoln National Corp. (Identified Cost,
      $5,836,997)                                      275,000   $    5,843,750
--------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.6%
--------------------------------------------------------------------------------
  Agriculture - 0.1%
    Monsanto Co., 6.5%                                 128,100   $    5,796,525
--------------------------------------------------------------------------------
  Entertainment - 0.2%
    MediaOne Group, Inc., 6.25%                        149,700   $    8,401,913
--------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Houston Industries, Inc., 7.00%                    160,000   $   14,720,000
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
  $25,499,718)                                                   $   28,918,438
--------------------------------------------------------------------------------
Bonds - 0.8%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 0.8%
    U.S. Treasury Bonds, 6.125s, 2027                $   4,800   $    5,412,768
    U.S. Treasury Bonds, 6.375s, 2027                   10,000       11,579,700
    U.S. Treasury Bonds, 6.625s, 2027                   17,500       20,825,000
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $34,012,334)                       $   37,817,468
--------------------------------------------------------------------------------

Short-Term Obligations - 13.2%
--------------------------------------------------------------------------------
    du Pont (E. I.) de Nemours & Co., due 1/22/99    $  32,400   $   32,156,640
    Federal Agricultural Mortgage Corp.,
      due 1/19/99                                       10,330       10,259,839
    Federal Farm Credit Bank,
      due 12/01/98 - 12/08/98                           49,000       48,964,930
    Federal Home Loan Bank, due 12/30/98                25,000       24,902,930
    Federal Home Loan Mortgage Corp.,
      due 12/02/98 - 1/15/99                           352,166      351,106,562
    Federal National Mortgage Assn.,
      due 12/14/98 - 1/20/99                            79,100       78,770,253
    General Electric Capital Corp., due 12/01/98        30,000       30,000,000
    Metropolitan Life Funding, Inc., due 1/12/99        34,000       33,796,510
    Student Loan Marketing Assn., due 12/01/98             340          340,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  610,297,664
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,736,944,362)              $4,682,576,638
Other Assets, Less Liabilities - (0.9)%                             (41,446,393)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                              $4,641,130,245
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-----------------------------------------------------------------------------
NOVEMBER 30, 1998
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,736,944,362)      $4,682,576,638
  Receivable for investments sold                                   8,055,823
  Receivable for Fund shares sold                                  35,093,900
  Dividends and interest receivable                                 2,337,812
  Other assets                                                         12,290
                                                               --------------
      Total assets                                             $4,728,076,463
                                                               --------------
Liabilities:
  Due to custodian                                             $      130,876
  Payable for investments purchased                                47,858,205
  Payable for Fund shares reacquired                               36,271,172
  Payable to affiliates -
    Management fee                                                    129,817
    Shareholder servicing agent fee                                    44,134
    Distribution and service fee                                    1,995,639
  Accrued expenses and other liabilities                              516,375
                                                               --------------
      Total liabilities                                        $   86,946,218
                                                               --------------
Net assets                                                     $4,641,130,245
                                                               ==============
Net assets consist of:
  Paid-in capital                                              $3,288,964,964
  Unrealized appreciation on investments and translation
    of assets and liabilities into foreign currencies             945,636,504
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                 405,719,023
  Accumulated undistributed net investment income                     809,754
                                                               --------------
      Total                                                    $4,641,130,245
                                                               ==============
Shares of beneficial interest outstanding                        292,703,807
                                                                 ===========
Class A shares:
  Net asset value per share
    (net assets of $3,282,797,379 / 204,452,389 shares of
     beneficial interest outstanding)                              $16.06
                                                                   ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                              $17.04
                                                                   ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,080,671,605 / 70,310,879 shares of
     beneficial interest outstanding)                              $15.37
                                                                   ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $223,255,562 / 14,561,601 shares of
     beneficial interest outstanding)                              $15.33
                                                                   ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share
    (net assets of $54,405,699 / 3,378,938 shares of
    beneficial interest outstanding)                               $16.10
                                                                   ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1998
-------------------------------------------------------------------------------
Net investment income:

  Income -
    Dividends                                                      $ 14,302,850
    Interest                                                         13,809,216
    Foreign taxes withheld                                             (314,846)
                                                                   ------------
      Total investment income                                      $ 27,797,220
                                                                   ------------
  Expenses -
    Management fee                                                 $  7,567,175
    Trustees' compensation                                               85,035
    Shareholder servicing agent fee                                   3,415,001
    Distribution and service fee (Class A)                            8,038,108
    Distribution and service fee (Class B)                            4,631,135
    Distribution and service fee (Class C)                              743,058
    Administrative fee                                                  320,373
    Custodian fee                                                       568,053
    Printing                                                            128,135
    Postage                                                             216,381
    Auditing fees                                                        33,235
    Legal fees                                                           87,561
    Miscellaneous                                                     1,617,432
                                                                   ------------
      Total expenses                                               $ 27,450,682
    Fees paid indirectly                                               (492,936)
                                                                   ------------
      Net expenses                                                 $ 26,957,746
                                                                   ------------
        Net investment income                                      $    839,474
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $417,676,493
    Foreign currency transactions                                        63,164
                                                                   ------------
        Net realized gain on investments and foreign
          currency transactions                                    $417,739,657
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $367,921,224
    Translation of assets and liabilities in foreign currencies          13,799
                                                                   ------------
        Net unrealized gain on investments and foreign currency
          translation                                              $367,935,023
                                                                   ------------
          Net realized and unrealized gain on investments and
            foreign currency                                       $785,674,680
                                                                   ------------
            Increase in net assets from operations                 $786,514,154
                                                                   ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                1998                         1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $      839,474               $      338,418
  Net realized gain on investments and foreign currency
    transactions                                                417,739,657                  293,422,338
  Net unrealized gain on investments and foreign
    currency translation                                        367,935,023                  258,770,599
                                                             --------------               --------------
    Increase in net assets from operations                   $  786,514,154               $  552,531,355
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $     (801,128)              $         --
  From net investment income (Class C)                               (3,421)                        --
  From net investment income (Class I)                              (27,146)                        --
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (273,013,152)                (309,700,403)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (16,675,701)                  (5,913,744)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (287,027)                        --
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (1,756,440)                        --
                                                             --------------               --------------
    Total distributions declared to shareholders             $ (292,564,015)              $ (315,614,147)
                                                             --------------               --------------
Net increase in net assets from Fund share transactions      $2,268,115,589               $  275,910,431
                                                             --------------               --------------
      Total increase in net assets                           $2,762,065,728               $  512,827,639
Net assets:
  At beginning of period                                      1,879,064,517                1,366,236,878
                                                             --------------               --------------

At end of period (including accumulated undistributed
  net investment income of $809,754 and $257,483,
  respectively)                                              $4,641,130,245               $1,879,064,517
                                                             ==============               ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                              1998              1997            1996            1995             1994
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $14.68            $13.44          $12.51          $10.48           $12.97
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income (loss)                     $ 0.02            $ 0.01          $(0.01)         $(0.01)          $(0.01)
  Net realized and unrealized gain (loss)
   on investments and foreign currency               3.63              4.33            2.55            3.12            (0.49)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 3.65            $ 4.34          $ 2.54          $ 3.11           $(0.50)
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.01)           $ --            $ --            $ --             $ --
  From net realized gain on investments and
   foreign currency transactions                    (2.26)            (3.10)          (1.61)          (1.08)           (1.99)
                                                   ------            ------          ------          ------           ------
    Total distributions declared to
     shareholders                                  $(2.27)           $(3.10)         $(1.61)         $(1.08)          $(1.99)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $16.06            $14.68          $13.44          $12.51           $10.48
                                                   ======            ======          ======          ======           ======
Total return(+)                                    30.24%            42.91%          23.87%          32.91%          (5.00)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        0.79%             0.71%           0.72%           0.73%            0.72%
  Net investment income (loss)                      0.15%             0.05%         (0.05)%         (0.08)%          (0.06)%
Portfolio turnover                                    62%               93%            107%             46%              56%
Net assets at end of period (000,000
  omitted)                                         $3,283            $1,773          $1,341          $1,180             $977

  # Per share data are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                              1998              1997            1996            1995             1994
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $14.23            $13.12          $12.26          $10.35           $12.93
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment loss                              $(0.07)           $(0.09)         $(0.11)         $(0.11)          $(0.09)
  Net realized and unrealized gain (loss)
   on investments and foreign currency               3.47              4.21            2.51            3.10            (0.50)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 3.40            $ 4.12          $ 2.40          $ 2.99           $(0.59)
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders
 from net realized gain on investments and
 foreign currency transactions                     $(2.26)           $(3.01)         $(1.54)         $(1.08)          $(1.99)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $15.37            $14.23          $13.12          $12.26           $10.35
                                                   ======            ======          ======          ======           ======
Total return                                       29.29%            41.77%          22.87%          32.09%          (5.82)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.48%             1.50%           1.61%           1.63%            1.60%
  Net investment loss                             (0.54)%           (0.74)%         (0.94)%         (0.98)%          (0.87)%
Portfolio turnover                                    62%               93%            107%             46%              56%
Net assets at end of period (000,000 omitted)      $1,081               $93             $25             $14               $9

 # Per share data are based on average shares outstanding.

## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
   Fund's expenses are calculated without reduction for this expense.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                    PERIOD ENDED
                                                             NOVEMBER 30, 1998              NOVEMBER 30, 1997*
--------------------------------------------------------------------------------------------------------------
                                                                      CLASS  C
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                   $14.23                          $13.98
                                                                        ------                          ------
Income from investment operations# -
  Net investment loss                                                   $(0.07)                         $(0.01)
  Net realized and unrealized gain on investments and
    foreign currency                                                      3.46                            0.26
                                                                        ------                          ------
      Total from investment operations                                  $ 3.39                          $ 0.25
                                                                        ------                          ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.03)                         $ --
  From net realized gain on investments and foreign currency
    transactions                                                         (2.26)                           --
                                                                        ------                          ------
      Total distributions declared to shareholders                      $(2.29)                         $  --
                                                                        ------                          ------
Net asset value - end of period                                         $15.33                          $14.23
                                                                        ======                          ======
Total return                                                            29.27%                           1.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.48%                           1.54%+
  Net investment loss                                                  (0.54)%                         (0.91)%+
Portfolio turnover                                                         62%                             93%
Net assets at end of period (000 omitted)                             $223,256                            $383

 * For the period from the inception of Class C, November 3, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   PERIOD ENDED
                                                              NOVEMBER 30, 1998            NOVEMBER 30, 1997**
--------------------------------------------------------------------------------------------------------------
                                                                       CLASS  I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $14.71                         $ 9.86
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.07                         $ 0.03
  Net realized and unrealized gain on investments and
    foreign currency                                                       3.61                           4.82
                                                                         ------                         ------
      Total from investment operations                                   $ 3.68                         $ 4.85
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.03)                        $ --
  From net realized gain on investments and foreign currency
    transactions                                                          (2.26)                          --
                                                                         ------                         ------
      Total distributions declared to shareholders                       $(2.29)                        $  --
                                                                         ------                         ------
Net asset value - end of period                                          $16.10                         $14.71
                                                                         ======                         ======
Total return                                                             30.56%                         49.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.49%                          0.49%+
  Net investment income                                                   0.45%                          0.22%+
Portfolio turnover                                                          62%                            93%
Net assets at end of period (000 omitted)                               $54,406                        $12,482

** For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1998, accumulated undistributed net investment income increased by $544,492, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $9,813,050 and paid in capital increased by $9,268,558. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. Effective November 1, 1998, the management fee is computed daily and paid monthly at an annual rate of 0.33% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $25,351 for the year ended November 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

      First $1 billion                                             0.0150%
      Next $1 billion                                              0.0125%
      Next $1 billion                                              0.0100%
      In excess of $3 billion                                      0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,584,659 for the year ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. At the direction of the Trustees, effective April 1, 1998, the 0.10% per annum Class A distribution fee is being paid by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,700,757 for the year ended November 30, 1998. Fees incurred under the distribution plan during the year ended November 30, 1998, were 0.32% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,745 and $1,153 for Class B and Class C shares, respectively, for the year ended November 30, 1998. Fees incurred under the distribution plan during the year ended November 30, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1998, were $22,944, $489,100, and $44,180 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                   $   90,250,328  $     --
                                             --------------  --------------
Investments (non-U.S. government
  securities)                                $3,164,769,829  $1,721,113,445
                                             --------------  --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $3,746,028,473
                                                             --------------
Gross unrealized appreciation                                $1,045,450,227
Gross unrealized depreciation                                  (108,902,062)
                                                             --------------
    Net unrealized appreciation                              $  936,548,165
                                                             ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED NOVEMBER 30, 1998          YEAR ENDED NOVEMBER 30, 1997
                                   ---------------------------------      --------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         275,022,311     $  3,940,853,660        75,114,877       $ 956,127,239
Shares issued to shareholders
  in reinvestment of
  distributions                      18,083,385          214,835,976        24,285,107         243,865,941
Share transferred to Class I          --                  --                  (729,102)         (7,188,941)
Shares reacquired                  (209,465,152)      (3,022,891,589)      (77,641,256)       (983,055,158)
                                   ------------     ----------------       -----------       -------------
    Net increase                     83,640,544     $  1,132,798,047        21,029,626       $ 209,749,081
                                   ============     ================       ===========       =============
Class B Shares
                                        YEAR ENDED NOVEMBER 30, 1998          YEAR ENDED NOVEMBER 30, 1997
                                   ---------------------------------      --------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          75,913,460     $  1,061,361,969         8,666,385       $ 107,069,031
Shares issued to shareholders
  in reinvestment of
  distributions                       1,300,174           14,891,503           561,425           5,501,995
Shares reacquired                   (13,434,921)        (183,527,261)       (4,607,848)        (55,387,255)
                                   ------------     ----------------       -----------       -------------
    Net increase                     63,778,713     $    892,726,211         4,619,962       $  57,183,771
                                   ============     ================       ===========       =============
Class C Shares
                                        YEAR ENDED NOVEMBER 30, 1998       PERIOD ENDED NOVEMBER 30, 1997*
                                   ---------------------------------      --------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                          17,494,795     $    244,917,711            26,928       $     375,739
Shares issued to shareholders
  in reinvestment of
  distributions                          18,859              217,382             --                  --
Shares reacquired                    (2,978,981)         (39,962,938)            --                  --
                                   ------------     ----------------       -----------       -------------
    Net increase                     14,534,673     $    205,172,155            26,928       $     375,739
                                   ============     ================       ===========       =============

* For the period from the inception of Class C, November 3, 1997, through November 30, 1997.

Class I Shares
                                        YEAR ENDED NOVEMBER 30, 1998      PERIOD ENDED NOVEMBER 30, 1997**
                                   ---------------------------------      --------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           2,608,884     $     38,891,794           187,228       $   2,297,029
Shares issued to shareholders
  in reinvestment of
  distributions                         150,140            1,783,665             --                  --
Share transferred from Class A             --                   --             729,102           7,188,941
Shares reacquired                      (228,559)          (3,256,283)          (67,858)           (884,130)
                                   ------------     ----------------       -----------       -------------
    Net increase                      2,530,465     $     37,419,176           848,472       $   8,601,840
                                   ============     ================       ===========       =============

** For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1998, was $24,374.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Growth Stock Fund as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $197,040,906 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED NOVEMBER 30, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 7.0%.

--------------------------------------------------------------------------------


MASSACHUSETTS INVESTORS GROWTH STOCK FUND

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                            ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                     CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive        State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                    AUDITORS
                                                     Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                 INVESTOR INFORMATION
                                                     For MFS stock and bond market outlooks,
William J. Poorvu - Adjunct Professor,               call toll free: 1-800-637-4458 anytime from
Harvard University Graduate School of                a touch-tone telephone.
Business Administration
                                                     For information on MFS mutual funds, call
Charles W.Schmidt - Private Investor                 your financial adviser or, for an information
                                                     kit, call toll free: 1-800-637-2929 any
Arnold D. Scott* - Senior Executive                  business day from 9 a.m. to 5 p.m. Eastern
Vice President, Director, and Secretary,             time (or leave a message anytime).
MFS Investment Management
                                                     INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief                 MFSService Center, Inc.
Executive Officer, and Director,                     P.O. Box 2281
MFS Investment Management                            Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant             For general information, call toll free:
                                                     1-800-225-2606 any business day from
David B. Stone - Chairman and Director,              8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                For service to speech- or hearing-impaired,
                                                     call toll free: 1-800-637-6576 any business
INVESTMENT ADVISER                                   day from 9 a.m. to 5 p.m. Eastern time. (To
Massachusetts Financial Services Company             use this service, your phone must be equipped
500 Boylston Street                                  with a Telecommunications Device for the
Boston, MA 02116-3741                                Deaf.)

DISTRIBUTOR                                          For share prices, account balances, and
MFS Fund Distributors, Inc.                          exchanges, call toll free: 1-800-MFS-TALK
500 Boylston Street                                  (1-800-637-8255) anytime from a touch-tone
Boston, MA 02116-3741                                telephone.

PORTFOLIO MANAGER                                    WORLD WIDE WEB
Christian A. Felipe*                                 www.mfs.com

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MASSACHUSETTS INVESTORS                                             Bulk Rate
GROWTH STOCK FUND                                                 U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
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